UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): October 13, 2004


                                   VIACOM INC.
             (Exact name of registrant as specified in its charter)



           Delaware                      001-09553               04-2949533
(State or other jurisdiction of  (Commission File Number)     (I.R.S. Employer
        incorporation)                                    Identification Number)

                        1515 Broadway, New York, NY 10036
               (Address of principal executive offices) (zip code)


       Registrant's telephone number, including area code: (212) 258-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

[X] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Section 8--Other Events

Item 8.01       Other Events.

         On October 13, 2004, the Registrant issued a press release announcing the final results of the Blockbuster split-off exchange offer.

         A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.


Section 9--Financial Statements and Exhibits

Item 9.01  Financial Statements and Exhibits.

      (c)  Exhibits

           Exhibit 99.1 Press Release issued by the Registrant, dated October 13, 2004.

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  VIACOM INC.
                                  (Registrant)



                                  By:    /s/ Michael D. Fricklas
                                     -------------------------------------------
                                     Name:   Michael D. Fricklas
                                     Title:  Executive Vice President, General
                                             Counsel and Secretary


Date:  October 13, 2004

                                  EXHIBIT INDEX

Exhibit 99.1   Press Release issued by the Registrant, dated October 13, 2004.